UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 4, 2021
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia 4000 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 4, 2021 (May 5, 2021 in Australia), Coronado Global Resources Inc. (the “Company”) priced the previously announced offering by its wholly-owned subsidiary, Coronado Finance Pty Ltd, of US$350 million aggregate principal amount of 10.750% Senior Secured Notes due 2026 (the “Notes”). The Notes will bear interest at an annual rate of 10.750 percent and will be issued at a price of 98.122 percent of their principal amount.

The Notes will be guaranteed on a senior secured basis by the Company’s wholly owned subsidiaries (subject to certain exceptions and permitted liens), and secured by (i) a first-priority lien on substantially all of the Company’s assets and the assets of the guarantors (other than accounts receivable and other rights to payment, inventory, intercompany indebtedness, certain general intangibles and commercial tort claims, commodities accounts, deposit accounts, securities accounts and other related assets and proceeds and products of each of the foregoing (collectively, the “ABL Collateral”)) and (ii) a second-priority lien on the ABL Collateral, which is junior to a first-priority lien, for the benefit of the lenders under a senior secured asset-based revolving credit agreement in an initial aggregate principal amount of US$100 million (the “ABL Facility”) that the Company intends to enter into concurrently with the issuance of the Notes.

The Company intends to use the proceeds from the offering of the Notes, along with the proceeds of a proposed offering of shares of its common stock in the form of CHESS Depositary Interests, with aggregate gross proceeds of at least US$100 million that is expected to close promptly following the offering of the Notes (the “Equity Offering”), to (i) repay all outstanding obligations under the Company’s existing secured multi-currency revolving syndicated facility agreement, dated September 15, 2018 and as amended on September 11, 2019 (the “Syndicated Facility Agreement”), and to terminate such agreement; (ii) cash collateralize a US$70 million credit support facility which will be used to replace and/or provide back-to-back support for bank guarantees which have been issued under the Syndicated Facility Agreement or to temporarily cash collateralize some or all such bank guarantees to allow for their orderly replacement under a credit support facility (the transactions in clauses (i) and (ii), the “Refinancing”); (iii) pay discounts, fees and expenses related to the offering of the Notes, the ABL Facility, the Equity Offering and the Refinancing; and (iv) fund working capital and other general corporate needs.

The Company expects the offering of the Notes to close on May 12, 2021, which will be prior to the consummation of the Equity Offering. Therefore, the gross proceeds from the sale of the Notes, less initial purchasers’ discounts and commissions, will be deposited into a separate escrow account for the benefit of the trustee and the holders of the Notes. The closing of the offering of the Notes will be subject to closing of the ABL Facility, and the release of the escrow proceeds will be subject to certain conditions, including the consummation of the Equity Offering, provided that the escrow proceeds, together with the proceeds of the Equity Offering, are used for the Refinancing.

The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sales of securities mentioned in this Current Report on Form 8-K in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” concerning our business, operations, financial performance and condition, the coal, steel and other industries, the effect of the COVID-19 pandemic and related governmental and economic responses thereto, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements are predictive in character and may be identified by words such as “may,” “could,” “believes,” “estimates,” “expects,” “likely,” “intends,” “considers,” “anticipate,” “forecast,” “outlook,” “target” and similar expressions in this Current Report on Form 8-K. Any forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance, events or outcomes to differ materially from the results, performance, events or outcomes expressed, implied or anticipated in these statements, many of which are beyond our control. Such forward-looking statements are based on an assessment of present economic and operating conditions on a number of best estimate assumptions regarding future events and actions. These factors are difficult to accurately predict and may be beyond our control. Factors that could affect our results or an investment in our securities include, but are not limited to: uncertainty and weaknesses in global economic conditions, including the extent, duration and impact on prices caused by reduced demand; the COVID-19 pandemic led to reduced market demand and risks related to government actions with respect to trade agreements, treaties or policies; severe financial hardship, bankruptcy, temporary or permanent shut downs or operational challenges, due to the ongoing COVID-19 pandemic or otherwise, of one or more of our major customers, including customers in the steel industry, key suppliers/contractors, which among other adverse effects, could lead to reduced demand for our coal, increased difficulty collecting receivables and customers and/or suppliers asserting force majeure or other reasons for not performing their contractual obligations to us; our ability to generate sufficient cash to service our indebtedness and other obligations; our indebtedness and ability to comply with the covenants and other undertakings under the agreements governing such indebtedness; our ability to collect payments from our customers depending on their creditworthiness, contractual performance or otherwise; the prices we receive for our coal; the demand for steel products, which impacts the demand for our metallurgical coal; risks inherent to mining; the loss of, or significant reduction in, purchases by our largest customers; risks unique to international mining and trading operations, including tariffs and other barriers to trade; unfavorable economic and financial market conditions; our ability to continue acquiring and developing coal reserves that are economically recoverable; uncertainties in estimating our economically recoverable coal reserves; transportation for our coal becoming unavailable or uneconomic for our customers; the risk that we may be required to pay for unused capacity pursuant to the terms of our take-or-pay arrangements with rail and port operators; our ability to retain key personnel and attract qualified personnel; any failure to maintain satisfactory labor relations; our ability to obtain, renew or maintain permits and consents necessary for our operations; potential costs or liability under applicable environmental laws and regulations, including with respect to any exposure to hazardous substances caused by our operations, as well as any environmental contamination our properties may have or our operations may cause; extensive regulation of our mining operations and future regulations and developments; our ability to provide appropriate financial assurances for our obligations under applicable laws and regulations; assumptions underlying our asset retirement obligations for reclamation and mine closures; concerns about the environmental impacts of coal combustion, including perceived impacts on global climate issues, which could result in increased regulation of coal combustion in many jurisdictions and divestment efforts affecting the investment community; the extensive forms of taxation that our mining operations are subject to, and future tax regulations and developments; any cyber-attacks or other security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us, our customers or other third parties; a decrease in the availability or increase in costs of key supplies, capital equipment or commodities, such as diesel fuel, steel, explosives and tires; the risk that we may not recover our investments in our mining, exploration and other assets, which may require us to recognize impairment charges related to those assets; risks related to divestitures and acquisitions; and the risk that diversity in interpretation and application of accounting principles in the mining industry may impact our reported financial results.

For additional factors affecting the business of the Company, refer to Part I – Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2020 and other filings filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Richard Rose

Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	May 4, 2021